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                                                                     Exhibit 4.1

                                      LOGO

NUMBER                                                                    SHARES

[OVAL]                                                                    [OVAL]

                          MONTANA MILLS BREAD CO., INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                        SEE REVERSE FOR CERTAIN DEFINITIONS

[BOX]                                   CUSIP 612071 10 0

THIS IS TO CERTIFY that



is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                    SHARE, OF MONTANA MILLS BREAD CO., INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Susan O'Donovan                      SEAL                       Eugene O'Donovan
SECRETARY                                                       PRESIDENT


COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                          TRANSFER AGENT AND REGISTRAR

BY                            AUTHORIZED SIGNATURE

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                          MONTANA MILLS BREAD CO., INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                 UNIF GIFT MIN ACT
                                                                                 -----------------------
                                                                                          (Cust)

TEN ENT - as tenants by the entireties                         Custodian
                                                                         -------------------------------
                                                                                        (Minor)

JT TEN - as joint tenants with right of                        Under Uniform Gifts to Minors
         survivorship and not as tenants                       Act
         in common                                                  ------------------------------------
                                                                                    (State)


     Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED,                     hereby sells, assigns and transfers unto
                    --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[BOX]

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                  CODE, OF ASSIGNEE)

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                                                                          shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares of the Common Stock on the books of the within named Corporation with full power of substitution.

Dated
       --------------------------------




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NOTICE:

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THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.